                                  EXHIBIT 24.1



                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Patrick B. Frost, Richard W. Evans, Jr. and Phillip D. Green, and each of them, his or her true and lawful attorneys-in-fact and agents, and with power of substitution and resubstitution, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Annual Report on Form 10-K of Cullen/Frost Bankers, Inc. for the fiscal year ended December 31, 2003, to sign any and all amendments thereto, and to file such Annual Report and amendments, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                      SIGNATURE                                          TITLE                                DATE
                      ---------                                          -----                                ----

                  /s/ T.C. FROST                       Senior Chairman of the Board and Director        January 29, 2004
 --------------------------------------------------
                    T.C. FROST

             /s/ RICHARD W. EVANS, JR.                    Chairman of the Board and Director            January 29, 2004
 --------------------------------------------------          (Principal Executive Officer)
               RICHARD W. EVANS, JR.

               /s/ R. DENNY ALEXANDER                                  Director                         January 29, 2004
 --------------------------------------------------
                 R. DENNY ALEXANDER

                 /s/ CARLOS ALVAREZ                                    Director                         January 29, 2004
--------------------------------------------------
                   CARLOS ALVAREZ

               /s/ ISAAC ARNOLD, JR.                                   Director                         January 29, 2004
--------------------------------------------------
                  ISAAC ARNOLD, JR.

               /s/ ROYCE S. CALDWELL                                   Director                         January 29, 2004
--------------------------------------------------
                  ROYCE S. CALDWELL

                /s/ HARRY H. CULLEN                                    Director                        January 29, 2004
--------------------------------------------------
                   HARRY H. CULLEN

             /s/ EUGENE H. DAWSON, SR.                                 Director                        January 29, 2004
--------------------------------------------------
                EUGENE H. DAWSON, SR.

               /s/ RUBEN M. ESCOBEDO                                   Director                        January 29, 2004
--------------------------------------------------
                  RUBEN M. ESCOBEDO

                /s/ PATRICK B. FROST                                   Director                        January 29, 2004
--------------------------------------------------
                   PATRICK B. FROST

                 /s/ JOE R. FULTON                                     Director                        January 29, 2004
--------------------------------------------------
                    JOE R. FULTON

              /s/ PRESTON M. GEREN III                                 Director                        January 29, 2004
--------------------------------------------------
                 PRESTON M. GEREN III

                 /s/ JAMES L. HAYNE                                    Director                        January 29, 2004
--------------------------------------------------
                    JAMES L. HAYNE


                      SIGNATURE                                          TITLE                              DATE
                      ---------                                          -----                              ----


               /s/ KAREN E. JENNINGS                                   Director                        January 29, 2004
--------------------------------------------------
                 KAREN E. JENNINGS

            /s/ RICHARD M. KLEBERG, III                                Director                        January 29, 2004
--------------------------------------------------
              RICHARD M. KLEBERG, III

               /s/ ROBERT S. McCLANE                                   Director                        January 29, 2004
--------------------------------------------------
                 ROBERT S. MCCLANE

               /s/ IDA CLEMENT STEEN                                   Director                        January 29, 2004
--------------------------------------------------
                 IDA CLEMENT STEEN

              /s/ HORACE WILKINS, JR.                                  Director                        January 29, 2004
--------------------------------------------------
                HORACE WILKINS, JR.

              /s/ MARY BETH WILLIAMSON                                 Director                        January 29, 2004
--------------------------------------------------
                MARY BETH WILLIAMSON